UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2008

KINGLAKE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52760	75-3263792
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification

Suite 500-666 Burrard Street, Vancouver, BC, V6C 3P6 Canada

(Address of principal executive offices, including zip code)

604-642-6149

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed on Form 8-K dated January 18, 2008, on January 18, 2008, Kinglake Resources, Inc. (the "Company"), completed a Share Exchange Agreement (the "Share Exchange Agreement") dated December 23, 2007, with Orient Come Holdings Limited, a company organized under the laws of British Virgin Island ("Orient Come") and Beijing K's Media Advertising Ltd. Co., a limited liability company organized under the laws of the People's Republic Of China (the "Chinese Advertisement Company").  Concurrent with the Share Exchange Agreement, we entered into a Business Cooperation Agreement with Orient Come and Chinese Advertisement Company ("Business Cooperation Agreement"). Pursuant to the provisions of the Business Cooperation Agreement, Chinese Advertisement Company retained the services of Orient Come in relation to the current and proposed operations of Chinese Advertisement Company's business in the People's Republic of China ("Orient Come's Services").  Under the Business Cooperation Agreement the Chinese Advertisement Company will remit a quarterly consulting fee, equal to 80% of its quarterly revenues after deduction of direct operating costs, expenses and taxes in consideration of Orient Come's Services.

On February 22, 2008 Orient Come assigned its rights and obligations under the Business Cooperation Agreement to K's Media Broadcasting Cultural Co. Ltd. ("K's Media Broadcasting") pursuant to an Assignment Agreement dated February 22, 2008 (the "Assignment Agreement").  Under the Assignment Agreement Orient Come assigned all of its right, title and interest in and to the Business Cooperation Agreement and K's Media Broadcasting agreed to assume all of Orient Come's obligations under the Business Cooperation Agreement.  K's Media Broadcasting, a company organized under the laws of the People's Republic of China, is a wholly owned subsidiary of the Company.

A copy of the Business Cooperation Agreement and Assignment Agreement are incorporated herein by reference and are filed as Exhibits to this Form 8-K. The description of the transactions contemplated by the Business Cooperation Agreement and Assignment Agreement set forth herein do not purport to be complete and is qualified in its entirety by reference to the full text of the Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.3	Business Cooperation Agreement, dated as of December 23, 2007. (1)

10.3.5	Assignment Agreement dated February 22, 2008.

(1)  Previously filed on Form 8-K dated January 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinglake Resources, Inc.

Date: February 25, 2008	By:	/s/ Ke Wang
Name Ke Wang
Title Chairman